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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 20, 2002


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


                TEXAS                               0-25141                       76-0579161
  (State or other Jurisdiction of          (Commission File Number)             I.R.S. Employer
   incorporation or organization                                               Identification No.)


             9600 BELLAIRE BLVD., SUITE 252
                      HOUSTON, TEXAS                                                 77036
         (Address of principal executive offices)                                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 776-3876

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ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 20, 2002, MetroCorp Bancshares, Inc. (the "Company") dismissed Deloitte & Touche LLP as its independent accountants. The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

         The reports of Deloitte & Touche LLP on the financial statements for the past two fiscal years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         Moreover, in connection with its audits of the Company's financial statements for the two most recent fiscal years and the subsequent interim period through August 20, 2002, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference thereto in their report on the financial statements for such years.

         During the two most recent fiscal years and the subsequent interim period through August 20, 2002, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Company provided Deloitte & Touche LLP with a copy of the disclosure made under this Item 4 of Form 8-K and has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 22, 2002, is filed as Exhibit 16 to this Form 8-K.

         The Company selected PricewaterhouseCoopers LLP as its new independent accountants effective August 21, 2002. During the two most recent fiscal years and the subsequent interim period through August 20, 2002, neither the Company, nor anyone on its behalf, has consulted with PricewaterhouseCoopers LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 16 - Letter dated August 22, 2002, from Deloitte & Touche LLP to the Securities and Exchange Commission regarding change in certifying accountants.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           METROCORP BANCSHARES, INC.




Dated: September 5, 2002                  By /s/ Allen D. Brown
                                             -----------------------------------
                                             Allen D. Brown
                                             President


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
  16              Letter dated August 22, 2002, from Deloitte & Touche LLP to the Securities and Exchange Commission regarding change in certifying accountant.
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